Acquisition of Coquent Pharmaceuticals, Inc. and Loss on impairment of intangible assets	12 Months Ended
Dec. 31, 2011
Acquisition of Cequent Pharmaceuticals, Inc. and Loss on impairment of intangible assets [Abstract]
Acquisition of Cequent Pharmaceuticals, Inc. and Loss on impairment of intangible assets

Note 2 - Acquisition of Cequent Pharmaceuticals, Inc. and Loss on impairment of intangible assets

On July 21, 2010, we acquired Cequent Pharmaceuticals, Inc. ("Cequent"), a privately-held company engaged in development of novel products to deliver RNAi-based therapeutics. We completed the transaction by issuance of 988,285 shares of our common stock in exchange for all outstanding equity securities of Cequent. Of the total shares issued, 111,044 were considered issued in exchange for the termination of the amounts loaned, including accrued interest, to us by Cequent and the termination of warrants issued by us to Cequent under the Loan Agreement and Warrant Agreement. We also assumed all of the stock options of Cequent outstanding as of the acquisition date.

Cequent is now our wholly-owned subsidiary. The merger was accounted for as a business combination utilizing the acquisition method of accounting. Under the acquisition method, the assets acquired and liabilities assumed were added to ours and recorded as of the acquisition date, at their respective fair values. The results of operations of Cequent since July 21, 2010 have been included in our consolidated statements of operations. As of December 31, 2011, acquisition accounting is final and a valuation allowance has been recorded in purchase accounting against all acquired deferred tax assets not otherwise offset by deferred tax liabilities.

Consideration transferred - Consideration transferred attributable to the acquisition of Cequent was approximately $27.0 million. Consideration transferred is comprised of approximately $26.1 million relating to shares we issued, which were valued at the acquisition date closing market price of $29.80 per share, and approximately $0.9 million relating to Cequent stock options we assumed.

In connection with the merger and pursuant to the terms of a separate Loan Agreement, our notes payable to Cequent in the aggregate principal amount of $3.0 million and accrued interest of approximately $45,000 were settled and warrants to purchase our common stock held by Cequent terminated. A portion of consideration transferred totaling approximately $3.3 million is deemed attributable to repayment of these notes payable and termination of warrants.

The following summarizes the allocation of assets acquired and liabilities assumed at July 21, 2010 (in thousands):

Cash	$5,063
Prepaid and other assets	566
Property and equipment	302
Intangible assets - IPR&D	22,734
Accounts payable and accrued liabilities	(437)
Deferred tax liabilities, net	(1,202)
Total consideration transferred	$27,026

Identifiable intangible assets - A substantial portion of the assets acquired have been allocated to identifiable intangible assets related to in-process research and development projects identified by management. Our management estimated acquisition-date fair values of these intangible assets based on a number of factors. Utilizing the income approach, a discounted cash flow model using forecasted operating results related to the identified intangible assets, fair value was determined to be $19.3 million for Familial Adenomatous Polyposis and $3.4 million for Transkingdom RNAi, a total of $22.7 million.

We estimated the acquisition date fair value of these intangible assets using a discount rate of 23%, which was based on the estimated weighted-average cost of capital for companies with profiles substantially similar to ours. We compensated for the differing phases of development of each project by probability-adjusting our estimation of the expected future cash flows associated with each project. We then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions such as estimates of revenues and operating profits related to the projects considering their stages of development; the time and resources needed to complete development and receive approval; the life of the potential commercialized products and associated risks, including the inherent difficulties and uncertainties in development such as obtaining marketing approval from the U.S. Food and Drug Administration and other regulatory agencies; and risks related to the viability of and potential alternative treatments in any future target markets.

Loss on impairment of intangible assets - Accounting guidance requires that the fair value of IPR&D acquired in a business combination be recorded on the balance sheet regardless of the likelihood of success as of the acquisition date. Intangible assets related to IPR&D projects are considered to be indefinite-lived until completion or abandonment of the related project. During the period the assets are considered indefinite-lived, they will not be amortized but will be tested for impairment on an annual basis and between annual tests if we become aware of any events occurring or changes in circumstances that would indicate a reduction in the fair value of the projects below their respective carrying amounts. We perform our annual impairment tests at the end of our fiscal year. If and when it were determined that identified intangible assets were impaired, an impairment charge would be recorded then. If and when development is complete, which generally occurs if and when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that date.

During 2011 we tested the carrying value of our intangible assets for impairment utilizing the income approach and estimated the fair value of Familial Adenomatous Polyposis at $5.7 million and $1.0 million for Transkingdom RNAi, for a total of $6.7 million. We estimated the fair value of these intangible assets using a discount rate of 26%, which was based on the estimated weighted-average cost of capital for companies with profiles substantially similar to ours. We compensated for the differing phases of development of each project by probability-adjusting our estimation of the expected future cash flows associated with each project. We then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions such as estimates of revenues and operating profits related to the projects considering their stages of development; the time and resources needed to complete development and receive approval; the life of the potential commercialized products and associated risks, including the inherent difficulties and uncertainties in development such as obtaining marketing approval from the U.S. Food and Drug Administration and other regulatory agencies; and risks related to the viability of and potential alternative treatments in any future target markets. As a result of the impairment test, we recorded a loss on impairment of intangible assets of approximately $16.0 million in 2011.

Deferred Taxes - The merger was non-taxable. Acquired deferred tax assets were comprised of approximately $7.0 million for federal and state net operating loss carryforwards and $1.1 million for tax credit carryforwards. The tax basis for acquired intangible assets of $22.7 million is nil, which results in recording a deferred tax liability of approximately $8.0 million as there will be no tax deduction when the book basis is expensed and the deferred tax liability is reduced. At the time of the acquisition, our management determined that it was more likely than not that a substantial portion of acquired net operating loss and tax credit carryforwards would be realized prior to expiration through reversal of deferred tax liabilities during years of expected financial reporting expense for the acquired intangible assets, and accordingly approximately $6.8 million of deferred tax liabilities support realization of acquired deferred tax assets. A valuation allowance of approximately $1.2 million was recorded related to the remainder of the acquired deferred tax assets. In 2011, we reviewed the deferred tax liabilities related to intangible assets and determined that because of the increased uncertainty in timing of reversal, the deferred tax liabilities did not support realization of our deferred tax assets. Therefore, in 2011, we recorded an increase to the valuation allowance against deferred tax assets of approximately $1.1 million which was also recorded as income tax expense.

Pro Forma Information (unaudited) - The following unaudited pro forma information presents the combined revenues and net loss of Marina Biotech and Cequent for the year ended December 31, 2010 as if the acquisition of Cequent had occurred as of the beginning of the year. This pro forma information does not include any adjustments related to restructuring or one-time charges, potential profit improvements, potential cost savings or other costs which may result from combining the operations. Accordingly, these unaudited pro forma revenues and net loss are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the acquisition occurred as of the beginning of the period presented nor are they intended to represent or be indicative of future results of operations. The unaudited pro forma results of operations information is as follows (in thousands):

2010
Revenue	$2,788
Net loss	$(30,243)